Long-Term Debt	12 Months Ended
Dec. 31, 2023
Long-Term Debt [Abstract]
LONG-TERM DEBT

15. LONG-TERM DEBT

Senior Secured Notes

On September 20, 2023 in conjunction with the closing of the De-Spac Transaction and the issuance of the New Notes as described below, GRI redeemed the outstanding balance of $294.6 million (US$217.9 million) on the US$312.5 million 12% senior notes that were issued on August 12, 2021 (the “2025 Notes”) at a redemption premium of 106.5%. The total premium paid as a result of the early redemption was $19.2 million (US$14.2 million) plus accrued interest of $3.4 million (US$2.5 million). Unamortized debt costs of $42.1 million were also expensed in conjunction with the extinguishment of the debt.

On September 20, 2023, Greenfire issued US$300 million of senior secured notes (the “New Notes”). The New Notes bear interest at the fixed rate of 12.00% per annum, payable semi-annually on April 1 and October 1 of each year commencing on April 1, 2024, and mature on October 1, 2028. The New Notes are secured by a first priority lien on substantially all the assets of the Company and its wholly owned subsidiaries. Subject to certain exceptions and qualifications, the indenture governing the New Notes contain certain covenants that limited the Company’s ability to, among other things, incur additional indebtedness, pay dividends, redeem stock, make certain restricted payments, and dispose and transfers of assets. The indenture governing the New Notes contains minimum hedging requirements of 50% of the forward 12 calendar month PDP forecasted production as prepared to the Canadian standard using NI 51-101 until principal debt is less than US$100 million and limit capital expenditures to CAD$100 million annually until the principal outstanding is less than US$150 million. The New Notes are not subject to any financial covenants.

Under the indenture governing the New Notes, the Company is required to redeem the New Notes at 105% of the principal amount plus accrued and unpaid interest with 75% of Excess Cash Flow (as defined in the New Notes Indenture) every six-months, with the first payment due by August 15, 2024. If consolidated indebtedness is less than US$150 million, the required redemption is reduced to 25% of Excess Cash Flow to be paid for every six-month period until the principal owing on the New Notes is US$100 million

The Company is exposed to foreign exchange rate fluctuations on the principal value and interest payments in respect of its New Notes. As of December 31, 2023, a 10% change to the value of the Canadian dollar relative to the US dollar would result in a foreign exchange gain (loss) of approximately $39.7 million (December 31, 2022 - $29.3 million, December 31, 2021 - $39.6 million).

The New Notes are subject to fixed interest rates and are not exposed to changes in interest rates.

As at December 31, 2023, the carrying value of the Company’s long-term debt was $376.4 million and the fair value was $394.1 million (December 31, 2022 carrying value – $254.4 million, fair value – $315.7 million).

As at December 31, 2023 the Company was compliant with all covenants.

As at December 31 ($ thousands)	2023	2022
US dollar denominated debt:
Redeemed 12.00% senior notes issued at 96.5% of par (US$217.9 million at December 31, 2022)(1)	$-	$295,173
Unamortized debt discount and debt issue costs	-	(40,765)
New 12.00% senior notes issued at 98% of par (USD$300 million at December 31, 2023)(1)	396,780	-
Unamortized debt discount and debt issue costs	(20,430)	-
Total term debt	$376,350	$254,408
Current portion of long-term debt	44,321	63,250
Long-term debt	$332,029	$191,158

(1)	The U.S. dollar denominated debt was translated into Canadian dollars as at period end exchange rates.

Greenfire may redeem some or all of the New Notes after October 1, 2025, at 100% of the principal amount of the notes being redeemed, plus accrued and unpaid interest plus a “make whole” premium, as set out in the table below. In addition, at any time before October 1, 2025, the Company may redeem up to 40% of the aggregate principal amount of the notes using the net proceeds from certain equity issuances as a redemption price equal to 112% of the principal amount plus accrued and unpaid interest.

The following table discloses the redemption amount including the “make whole” premium on redemption of the New Notes:

US$300 million 12.00% senior notes
On or after October 1, 2025 to October 1, 2026	106.0
On or after October 1, 2026 to October 1, 2027	103.0
On or after October 1, 2027	100.0

Senior Credit Facility

On September 20, 2023, Greenfire entered into a reserve-based credit facility (the “Senior Credit Facility”) comprised of an operating facility and a syndicate facility. Total credit available under the Facility is $50 million comprising of $20 million operating facility and $30 million syndicated facility.

The Senior Credit Facility is a committed facility available on a revolving basis until September 20, 2024, at which point in time it may be extended at the lender’s option. If the revolving period is not extended, the undrawn portion of the facility will be cancelled and any amounts outstanding would be repayable at the end of the non-revolving term, being September 30, 2025. The Revolving Facility is subject to a semi-annual borrowing base review, occurring in May and November of each year. The borrowing base is determined based on the lender’s evaluation of the Company’s petroleum and natural gas reserves and their commodity price outlook at the time of each renewal.

The Senior Credit Facility is secured by a first priority security interest on substantially all the assets of the Corporation and is senior in priority to the New Notes. The Senior Credit Facility contains certain covenants that limit the Company’s ability to, among other things, incur additional indebtedness, create or permit liens to exist, make certain restricted payments, and dispose of or transfer assets. The Senior Credit Facility is not subject to any financial covenants.

As at December 31, 2023, amounts borrowed under the Senior Credit Facility bear interest at a floating rate based on the applicable Canadian prime rate, US base rate, secured overnight financing rate or bankers’ acceptance rate, plus a margin of 2.75% to 6.25% based on Debt to EBITDA ratio. A standby fee on the undrawn portion of the Senior Credit Facility ranges from 0.6875% to 1.5625% based on Debt to EBITDA ratio. As at December 31, 2023, the Company had no amounts drawn under the Senior Credit Facility.

Letter of Credit Facility

During the fourth quarter of 2023, Greenfire entered into an unsecured $55 million letter of credit facility with a Canadian bank that is supported by a performance security guarantee from the EDC Facility. The EDC Facility is available on a demand basis and letters of credit issued under this facility incur an issuance and performance guarantee fee of 4.25%. As at December 31, 2023, the Company had $54.3 million in letters of credit outstanding under the Letter of Credit Facility.